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                                                                   EXHIBIT 23.2








                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this registration statement on Form S-1 (File No. 333-57957) of our report dated April 3, 1998, except for Note 5, as to which the date is September 11, 1998, on our audits of the financial statements of the Green Mountain Mining Venture. We also consent to the reference to our firm under the caption "Experts."


/s/ PricewaterhouseCoopers LLP



Salt Lake City, Utah
October 26, 1998



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